                                                                   EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-79398, 33-79396, 33-94792, 33-94770, 333-05621, 333-28955, 333-28957, 333-58023, 333-58021 and
333-83639.


                                                    /s/ Arthur Andersen LLP

Boston, Massachusetts
March 24, 2000